UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported) May 31, 2007

                          NATIONAL R.V. HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                     001-12085              33-0371079
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  (State or other jurisdiction   (Commission File No.)    (I.R.S. Employer
       of incorporation)                                   Identification No.)

                            100 West Sinclair Street
                            Perris, California 92571
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              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (951) 436-3000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


Effective May 31, 2007, Len Southwick was appointed to the Board of Directors of National R.V. Holdings, Inc. (the "Company"). Mr. Southwick will serve as a Class I Director with a term expiring at the Company's annual meeting of stockholders to be held in 2008. Mr. Southwick has been serving as the President of the Company's National RV subsidiary since September 2005, and continues in that capacity. He joined the Company in 2003 as Vice President of Customer Service following a lengthy career in the retail automotive industry.

The press release announcing the appointment of Mr. Southwick is attached as
Exhibit 99.1.


ITEM 9.01(d). FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press Release of National R.V. Holdings, Inc. dated June 1, 2007.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                     NATIONAL R.V. HOLDINGS, INC.



                                     By:  /s/ Thomas J. Martini
                                          --------------------------------
                                          Thomas J. Martini
                                          Chief Financial Officer



Date:  June 6, 2007



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